UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor  t

Western Asset

Variable Strategic

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Variable Strategic Bond Portfolio

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Portfolio name change

Prior to November 1, 2012, the Portfolio’s was known as Legg Mason Western Asset Variable Strategic Bond Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Strategic Bond Portfolio for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

Western Asset Variable Strategic Bond Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves

IV	Western Asset Variable Strategic Bond Portfolio

Investment commentary (cont’d)

purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with the preservation of capital. Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities. We have broad discretion to allocate the Portfolio’s assets among the following segments of the international market for fixed-income securities:

•	U.S. government obligations

•	U.S. and foreign corporate debt, including emerging market corporate debt

•	Mortgage- and asset-backed securities

•	Sovereign debt, including emerging market sovereign debt

The Portfolio may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies, including securities of issuers in emerging markets. The Portfolio invests in fixed-income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade (that is, securities rated Baa/BBB) (or, if unrated, securities we determine to be of comparable quality).

The Portfolio may invest in securities of any maturity. The dollar-weighted average effective durationi of the Portfolio is normally expected to be between three years and seven years. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive

2	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Portfolio overview (cont’d)

developments in Europe and additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%.

All told, the Barclays U.S. Aggregate Indexiv returned 4.22% for the twelve months ended December 31, 2012. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 15.78%. The emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, returned 18.54% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. Given the strong performance in the spread sectors, we moved to reduce the Portfolio’s overall risk exposure in the fall. This included increasing the Portfolio’s allocation to U.S. Treasuries and paring its exposures to Inflation-Protected Securities (“TIPS”), agency and non-agency mortgage-backed securities (“MBS”) and municipal bonds. Elsewhere, we increased the Portfolio’s allocation to certain investment grade Industrials, as we found them to be attractively valued. The Portfolio’s allocation to non-U.S. dollar securities was modestly increased. Finally, the Portfolio’s duration, which was significantly shorter than that of the benchmark when the reporting period began, was lengthened and close to a neural position at the end of the period.

During the reporting period, we utilized interest rate swaps, interest rate futures and interest rate options to manage the Portfolio’s duration and yield curvevii exposure. While the interest rate swaps and interest rate futures detracted from performance, our interest rate options were positive for results. Credit default swaps were used to manage our high-yield corporate bond, investment-grade corporate bond, and commercial mortgage-backed security (“CMBS”) exposures. The use of these instruments was positive for results. Total return swaps were utilized to manage our exposures to the agency MBS and CMBS sectors. They also added to performance during the period. Currency forwards, which were used to hedge the Portfolio’s non-U.S. dollar bond positions and to manage our currency exposures, were positive for performance as well.

Performance review

For the twelve months ended December 31, 2012, Class I shares of Western Asset Variable Strategic Bond Portfolio1 returned 7.77%. The Portfolio’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 4.22% for the same period. The Lipper Variable General Bond Funds Category Average2 returned 8.52% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 66 funds in the Portfolio’s Lipper category.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
	6 months	12 months
Western Asset Variable Strategic Bond Portfolio[1]:
Class I	3.45%	7.77%
Barclays U.S. Aggregate Index	1.80%	4.22%
Lipper Variable General Bond Funds Category Average[2]	4.21%	8.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2012 for Class I shares was 1.04%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 1.01%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2012, the gross total annual operating expense ratio for Class I shares was 0.99%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was our overweight to non-agency MBS. The sector was supported by continued signs of improvement in the housing market and positive supply/demand technicals.

Overweights to investment grade and high-yield corporate bonds were also rewarded, as spreads narrowed given generally strong investor demand. In particular, the Portfolio’s investment grade holdings in the Financials sector, such as overweights in MetLife, Inc., General Electric Capital Corp., Bank of America Corp. and Goldman Sachs Group were beneficial for results. Individual high-yield bond standouts included Sprint-Nextel Corp., Energy Future Intermediate Holding Co., HCA, Inc. and DISH DBS Corp.

Elsewhere, overweights to agency MBS and asset-backed securities were beneficial for results as they outperformed the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was its yield curve positioning. In particular, our positioning for a flattening of the yield curve was not rewarded as the curve steepened during the period.

Several individual investment grade bond holdings detracted from results, including our overweights in News Corp., Altria Group, Inc. and BNP Paribas. Within the high-yield sector, an overweight in Arch Coal, Inc. was detrimental for results.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 72 funds for the six-month period and among the 66 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Portfolio overview (cont’d)

Thank you for your investment in Western Asset Variable Strategic Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 25 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Corporate Bonds & Notes (32.1%), Mortgage-Backed Securities (26.2%), U.S. Government & Agency Obligations (18.6%), Collateralized Mortgage Obligations (12.0%) and Asset-Backed Securities (3.4%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives, such as swap contracts, futures contracts, written options and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	3.45%	$1,000.00	$1,034.50	1.00%	$5.11	Class I	5.00%	$1,000.00	$1,020.11	1.00%	$5.08

[1]	For the six months ended December 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	7

Portfolio performance (unaudited)

Average annual total returns[1]	Class I
Twelve Months Ended 12/31/12	7.77%
Five Years Ended 12/31/12	5.42
Ten Years Ended 12/31/12	5.61

Cumulative total returns[1]
Class I (12/31/02 through 12/31/12)	72.54%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of Western Asset Variable Strategic Bond Portfolio vs. Barclays U.S. Aggregate Index† —

December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Variable Strategic Bond Portfolio on December 31, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Strategic	— Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

10	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Strategic	— Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	11

Schedule of investments

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.1%
Consumer Discretionary — 2.9%
Automobiles — 0.6%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	$128,513
Hyundai Capital America, Senior Notes	2.125%	10/2/17	10,000	10,083	(a)
Total Automobiles				138,596
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	16,200
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	10,750
Media — 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	43,350
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,922
Comcast Corp., Notes	6.500%	1/15/15	50,000	55,741
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,387
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	22,475
DISH DBS Corp., Senior Notes	5.875%	7/15/22	20,000	21,600
News America Inc., Senior Notes	4.500%	2/15/21	10,000	11,444
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	106,596
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	10,970
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	12,728
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	30,000	35,084
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	41,416
UBM PLC, Notes	5.750%	11/3/20	20,000	21,132	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	30,000	31,125	(a)
Total Media				470,970
Total Consumer Discretionary				636,516
Consumer Staples — 2.5%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	36,566
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	23,971
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	40,000	40,335
Diageo Finance BV	3.250%	1/15/15	30,000	31,526
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	30,000	31,032
Heineken NV, Senior Notes	1.400%	10/1/17	10,000	9,981	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	40,000	40,077
Total Beverages				213,488

See Notes to Financial Statements.

12	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.4%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	20,000	$20,117
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	44,359	55,988
Safeway Inc., Senior Notes	4.750%	12/1/21	20,000	20,643
Total Food & Staples Retailing				96,748
Food Products — 0.5%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	31,000	37,278	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	30,000	32,085	(a)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	29,000	35,064
Total Food Products				104,427
Tobacco — 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	21,314
Altria Group Inc., Senior Notes	2.850%	8/9/22	30,000	29,748
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	41,682
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	20,000	20,135
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	10,913
Reynolds American Inc., Senior Notes	3.250%	11/1/22	10,000	10,066
Total Tobacco				133,858
Total Consumer Staples				548,521
Energy — 4.9%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	20,000	21,361
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	10,000	11,331	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	11,175
Total Energy Equipment & Services				43,867
Oil, Gas & Consumable Fuels — 4.7%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	10,000	10,162
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	79,604
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	23,915
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	45,647
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	18,700
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	52,041
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	20,000	21,113
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	20,000	20,050
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	25,000	26,125
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	12,155
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	10,600
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	25,000	34,949

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	13

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	$21,750
Devon Energy Corp., Senior Notes	3.250%	5/15/22	10,000	10,457
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	47,695
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	10,000	12,118
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	40,000	47,026
Hess Corp., Notes	8.125%	2/15/19	10,000	13,178
Hess Corp., Notes	7.875%	10/1/29	10,000	13,940
Hess Corp., Notes	7.300%	8/15/31	30,000	40,517
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,691
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	12,618
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	10,000	10,950
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	10,000	10,900
Noble Energy Inc., Senior Notes	4.150%	12/15/21	50,000	55,299
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	21,315
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	30,000	30,677
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	21,550
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	31,875
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	22,703
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	13,720
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	101,774
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	23,150
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	12,100
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	46,471
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	27,579
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	9,033
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,825
Total Oil, Gas & Consumable Fuels				1,035,972
Total Energy				1,079,839
Financials — 11.3%
Capital Markets — 2.2%
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,352
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	10,000	10,646
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	25,197
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	68,866
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	11,420
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	61,570

See Notes to Financial Statements.

14	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	6.155%	8/19/65	30,000	$0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	240,000	0	(b)(c)(d)(e)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	12,068
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	230,000	238,232
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	45,360
Total Capital Markets				483,711
Commercial Banks — 2.1%
BNP Paribas SA, Senior Notes	2.375%	9/14/17	30,000	30,464
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	31,553	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	10,000	10,753
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.875%	2/8/22	10,000	10,782
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	30,000	29,982
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	30,000	31,359	(a)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	20,000	20,482
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	20,000	20,559
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	202,682
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,640
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	10,000	10,349
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	10,000	10,029
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	40,000	41,200
Total Commercial Banks				471,834
Consumer Finance — 0.9%
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	43,100	(f)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	21,435
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	40,000	47,531
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,000	9,325
SLM Corp., Senior Notes	3.875%	9/10/15	30,000	30,858
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	40,000	40,331
Total Consumer Finance				192,580
Diversified Financial Services — 5.3%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	10,856
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	219,280
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	23,633
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	10,000	10,137	(f)(g)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	10,000	10,141	(f)(g)
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	20,962

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	15

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	$273,311
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	10,000	10,172
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	90,000	122,766
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	116,325	(f)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	21,450	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	78,925	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	50,000	50,033
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	95,758
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	54,993
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	58,472
Total Diversified Financial Services				1,177,214
Insurance — 0.8%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	11,848
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	30,000	32,227
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	82,969
Teachers Insurance & Annuity Association of America —College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	40,833	(a)
Total Insurance				167,877
Total Financials				2,493,216
Health Care — 2.5%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	23,268
Health Care Providers & Services — 0.9%
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	64,050
Humana Inc., Senior Notes	3.150%	12/1/22	10,000	9,965
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	20,000	22,500
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	24,371
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	21,348
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,919
WellPoint Inc., Senior Notes	1.250%	9/10/15	10,000	10,086
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	21,073
WellPoint Inc., Senior Notes	3.125%	5/15/22	10,000	10,125
Total Health Care Providers & Services				208,437
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	10,655
Pharmaceuticals — 1.4%
AbbVie Inc., Senior Notes	1.750%	11/6/17	40,000	40,482	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	30,000	30,617	(a)

See Notes to Financial Statements.

16	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	80,000	$85,611	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	30,000	31,223
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	37,970
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	24,929	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	21,445
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	32,168
Watson Pharmaceuticals Inc., Senior Notes	1.875%	10/1/17	10,000	10,143
Total Pharmaceuticals				314,588
Total Health Care				556,948
Industrials — 1.4%
Aerospace & Defense — 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	24,945
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	12,067
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,657
United Technologies Corp., Senior Notes	3.100%	6/1/22	10,000	10,612
Total Aerospace & Defense				58,281
Airlines — 0.6%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	92,260	102,981
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	23,920	27,687
Total Airlines				130,668
Commercial Services & Supplies — 0.1%
Waste Management Inc., Senior Notes	7.375%	5/15/29	10,000	13,236
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	1.500%	11/2/17	10,000	10,032	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	40,000	39,962	(a)
Total Electrical Equipment				49,994
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	20,000	20,084
United Technologies Corp., Senior Notes	4.500%	6/1/42	10,000	11,159
Total Industrial Conglomerates				31,243
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	20,000	20,615
Total Industrials				304,037
Information Technology — 0.2%
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	40,000	40,165

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	17

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 2.8%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	$11,183
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,513
Total Chemicals				22,696
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	30,000	31,050	(a)
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	20,000	20,560	(a)
Total Containers & Packaging				51,610
Metals & Mining — 2.4%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	10,000	10,606
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	43,943
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	75,484
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	30,000	30,229
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	40,000	39,748
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	10,000	12,496
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,896
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	40,000	42,473
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	21,426
Southern Copper Corp., Senior Notes	5.250%	11/8/42	50,000	50,291
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	15,000	15,263
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	37,337
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	77,221
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	20,000	20,122	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	20,000	20,217	(a)
Total Metals & Mining				517,752
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	20,000	21,078
Total Materials				613,136
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 2.0%
AT&T Inc., Global Notes	5.500%	2/1/18	100,000	119,264
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	13,188
AT&T Inc., Senior Notes	3.875%	8/15/21	20,000	22,331
AT&T Inc., Senior Notes	2.625%	12/1/22	20,000	20,076
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	114,027
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	21,825

See Notes to Financial Statements.

18	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	5,000	$5,538
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	10,000	11,150
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	10,000	10,950
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	20,000	24,620
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	40,000	50,619
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	40,000	40,100
Total Diversified Telecommunication Services				453,688
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	24,145
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	10,000	13,774
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,665
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	36,825
Total Wireless Telecommunication Services				87,409
Total Telecommunication Services				541,097
Utilities — 1.2%
Electric Utilities — 0.8%
Exelon Corp., Bonds	5.625%	6/15/35	75,000	84,009
FirstEnergy Corp., Notes	7.375%	11/15/31	55,000	71,237
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	10,000	12,926
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	10,000	13,632
Total Electric Utilities				181,804
Independent Power Producers & Energy Traders — 0.4%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	15,000	16,013	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	9,000	9,990	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000	71,347
Total Independent Power Producers & Energy Traders				97,350
Total Utilities				279,154
Total Corporate Bonds & Notes (Cost — $6,672,354)				7,092,629
Asset-Backed Securities — 3.4%
Accredited Mortgage Loan Trust, 2005-3 A1	0.450%	9/25/35	16,916	16,612	(f)
ACE Securities Corp., 2006-SL2 A	0.550%	1/25/36	168,665	21,492	(f)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.010%	8/25/32	12,260	2,099	(f)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	25,000	26,391	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.460%	6/25/34	33,980	23,115	(f)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.509%	12/15/33	119,068	84,594	(a)(f)
Greenpoint Manufactured Housing, 1999-2 A2	2.977%	3/18/29	25,000	21,427	(f)

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	19

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-3 2A2	3.604%	6/19/29	25,000	$21,927	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.708%	2/20/30	25,000	21,780	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.712%	2/20/32	25,000	21,336	(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.709%	3/13/32	25,000	20,999	(f)
GSAMP Trust, 2006-S2 A2	0.410%	1/25/36	68,288	9,880	(f)
Keycorp Student Loan Trust, 2003-A 1A2	0.575%	10/25/32	59,210	54,748	(f)
Lehman XS Trust, 2006-14N 1A1B	0.420%	9/25/46	141,669	90,244	(f)
Mid-State Trust, 6 A1	7.340%	7/1/35	11,411	11,861
Northstar Education Finance Inc., 2005-1 B	1.383%	10/30/45	100,000	64,759	(f)
Northstar Education Finance Inc., 2007-1 A6	1.700%	1/29/46	25,000	20,900	(f)
Northstar Education Finance Inc., 2007-1 A7	1.700%	1/29/46	25,000	20,900	(f)
Origen Manufactured Housing, 2006-A A2	2.920%	10/15/37	75,000	49,500	(f)
SACO I Trust, 2006-4 A1	0.550%	3/25/36	55,198	33,542	(f)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(a)(b)(d)(e)
SLM Student Loan Trust, 2003-04 A5E	1.058%	3/15/33	67,232	66,649	(a)(f)
SLM Student Loan Trust, 2005-4 A3	0.435%	1/25/27	50,000	48,966	(f)
Total Asset-Backed Securities (Cost — $1,077,382)				753,721
Collateralized Mortgage Obligations — 12.0%
Banc of America Mortgage Securities, 2005-H 2A1	3.114%	9/25/35	83,132	76,652	(f)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.306%	12/25/34	15,962	15,758	(f)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.351%	1/15/46	20,000	21,906	(f)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.441%	7/20/35	114,447	89,346	(f)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.409%	2/15/39	11,000	12,438	(f)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	40,000	45,568
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	2.024%	8/25/35	23,489	16,382	(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.420%	3/19/45	83,759	68,673	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 3451 SB, IO	5.821%	5/15/38	16,517	1,789	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.021%	1/15/40	45,817	6,677	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.841%	4/15/39	195,500	42,401	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	388,198	45,696
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.229%	4/25/20	262,210	17,641	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.675%	6/25/20	214,940	20,273	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.506%	8/25/20	97,646	8,086	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.271%	4/25/21	266,353	22,419	(f)

See Notes to Financial Statements.

20	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.582%	10/25/21	99,350	$10,872	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.456%	12/25/21	99,343	9,917	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K020 X1, IO	1.479%	5/25/22	84	9	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.090%	5/25/18	198,224	19,142	(f)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.320%	12/25/40	107,687	15,565	(f)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.320%	1/25/41	63,005	10,961	(f)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.740%	9/25/41	90,111	16,781	(f)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.340%	10/25/41	76,909	16,224	(f)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	100,000	117,383
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	200,000	223,565
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	99,045	117,047
Federal National Mortgage Association (FNMA), 2012-75 NS, IO	6.390%	7/25/42	93,582	22,127	(f)
Federal National Mortgage Association (FNMA), 2012-76 AC	6.500%	7/25/42	200,000	225,677
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	24,316	2,874
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	61,026	9,062
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	82,838	9,153
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	79,576	8,537
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.339%	11/20/38	108,771	15,035	(f)
Government National Mortgage Association (GNMA), 2010-035 AS, IO	5.539%	3/20/40	67,204	10,020	(f)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.289%	5/20/40	62,452	11,368	(f)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.439%	1/20/40	72,523	12,600	(f)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.789%	9/20/40	63,398	9,975	(f)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.969%	9/20/40	70,812	11,042	(f)
Government National Mortgage Association (GNMA), 2011-141 WI, IO	4.000%	10/16/26	75,283	8,393

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	21

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H03 FA	0.710%	1/20/61	91,044	$92,040	(f)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.660%	2/20/61	94,204	95,046	(f)
Government National Mortgage Association (GNMA), 2012-66 CI, IO	3.500%	2/20/38	290,176	43,664
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.015%	10/25/35	57,350	52,338	(f)
Harborview Mortgage Loan Trust, 2004-08 2A4A	0.610%	11/19/34	88,087	71,829	(f)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.560%	1/19/35	97,570	69,128	(f)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.667%	3/25/35	55,952	48,393	(f)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	20,000	22,563
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	90,000	103,339
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	52,713	50,093
Merit Securities Corp., 11PA B2	1.710%	9/28/32	7,494	7,379	(a)(f)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.949%	8/12/49	65,000	75,614	(f)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.837%	3/25/36	168,650	116,533	(f)
Sequoia Mortgage Trust, 2003-2 A2	1.246%	6/20/33	88,765	87,422	(f)
Structured ARM Loan Trust, 2005-19XS 1A1	0.530%	10/25/35	95,658	74,056	(f)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.753%	8/25/35	11,495	10,809	(f)
Structured Asset Securities Corp., 2005-GEL2 A	0.490%	4/25/35	36,770	35,090	(f)
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	10,000	11,775
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.541%	9/25/36	80,423	66,185	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B, IO	0.976%	7/25/47	226,814	64,555	(f)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.723%	4/25/36	16,404	15,048	(f)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.608%	6/15/45	198,621	21,680	(a)(f)
Total Collateralized Mortgage Obligations (Cost — $2,991,331)				2,659,613
Mortgage-Backed Securities — 26.2%
FHLMC — 3.8%
Federal Home Loan Mortgage Corp. (FHLMC)	2.320%	2/1/37-4/1/37	51,716	54,902	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.182%	5/1/37	23,431	24,698	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.837%	5/1/37	26,364	28,252	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	5.266%	1/1/38	35,521	37,781	(f)

See Notes to Financial Statements.

22	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	90,133	$97,383
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	150,020	163,807
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	99,540	110,558
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	1/17/28	200,000	208,781	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	101,439	109,755
Total FHLMC				835,917
FNMA — 15.9%
Federal National Mortgage Association (FNMA)	2.500%	1/17/28	300,000	313,781	(h)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,529	1,841
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	4,061	4,554
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	138,972	151,081
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	80,801	90,255
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	51,803	61,674
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-8/1/42	733,596	802,833
Federal National Mortgage Association (FNMA)	3.000%	9/1/42	296,637	313,013
Federal National Mortgage Association (FNMA)	2.500%	10/1/42	99,489	101,592
Federal National Mortgage Association (FNMA)	3.000%	1/14/43	1,400,000	1,467,375	(h)
Federal National Mortgage Association (FNMA)	3.500%	1/14/43	200,000	213,289	(h)
Total FNMA				3,521,288
GNMA — 6.5%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	22,106	25,104
Government National Mortgage Association (GNMA)	5.000%	10/20/39-8/20/40	209,592	232,281
Government National Mortgage Association (GNMA)	4.500%	7/20/40-3/20/41	287,402	316,909
Government National Mortgage Association (GNMA) I	3.000%	1/22/43	100,000	106,328	(h)
Government National Mortgage Association (GNMA) I	4.000%	1/22/43	100,000	109,703	(h)
Government National Mortgage Association (GNMA) II	3.000%	1/22/43	200,000	212,687	(h)
Government National Mortgage Association (GNMA) II	3.500%	1/22/43	400,000	434,719	(h)
Total GNMA				1,437,731
Total Mortgage-Backed Securities (Cost — $5,728,639)				5,794,936
Sovereign Bonds — 2.4%
Canada — 0.1%
Province of Ontario, Senior Bonds	0.950%	5/26/15	30,000	30,404

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	23

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 1.9%
Mexican Bonos, Bonds	8.000%	6/11/20	1,170,000	MXN	$106,670
Mexican Bonos, Bonds	6.500%	6/9/22	1,504,100	MXN	126,476
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		57,695
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		116,500
Total Mexico					407,341
Russia — 0.4%
Russian Foreign Bond — Eurobond	11.000%	7/24/18	65,000		96,460	(a)
Total Sovereign Bonds (Cost — $486,217)					534,205
U.S. Government & Agency Obligations — 18.6%
U.S. Government Agencies — 2.3%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		20,548
Federal Home Loan Bank (FHLB), Bonds	1.000%	11/15/17	30,000		30,058
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		55,241
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,304
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	50,000		43,876
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		72,034
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		141,037
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		26,420
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		58,125
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		48,165
Total U.S. Government Agencies					515,808
U.S. Government Obligations — 16.3%
U.S. Treasury Bonds	3.125%	2/15/42	220,000		230,072
U.S. Treasury Bonds	2.750%	8/15/42	551,000		532,145
U.S. Treasury Bonds	2.750%	11/15/42	320,000		308,350
U.S. Treasury Notes	0.250%	10/15/15	10,000		9,979
U.S. Treasury Notes	1.000%	9/30/19	500,000		496,641
U.S. Treasury Notes	1.250%	10/31/19	500,000		504,219
U.S. Treasury Notes	1.125%	12/31/19	850,000		847,742
U.S. Treasury Notes	1.625%	8/15/22	510,000		506,733
U.S. Treasury Notes	1.625%	11/15/22	170,000		168,167
Total U.S. Government Obligations					3,604,048
Total U.S. Government & Agency Obligations (Cost — $4,019,225)					4,119,856
U.S. Treasury Inflation Protected Securities — 0.3%
U.S. Treasury Bonds, Inflation Indexed (Cost — $65,924)	0.750%	2/15/42	61,423		67,465

See Notes to Financial Statements.

24	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Variable Strategic Bond Portfolio

Security	Rate		Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XIII (Cost — $21,024)	7.875%		825	$23,017	(f)

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Call @ $133.50		1/25/13	4	1,187
U.S. Treasury 30-Year Notes, Call @ $152.00		1/25/13	3	516
Total Purchased Options (Cost — $4,460)				1,703

			Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	13,950	*
SemGroup Corp.		11/30/14	31	458	*(d)
Total Warrants (Cost — $0)				14,408
Total Investments before Short-Term Investments (Cost — $21,066,556)				21,061,553

		Maturity Date	Face Amount†
Short-Term Investments — 12.7%
U.S. Treasury Bills — 0.5%
U.S. Treasury Bills (Cost — $99,950)	0.133%	5/16/13	100,000	99,967	(i)
Repurchase Agreements — 12.2%
Barclays Capital Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $1,350,012; (Fully collateralized by U.S. government obligations, 0.250% due 9/15/15; Market value — $1,377,219)	0.160%	1/2/13	1,350,000	1,350,000
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $1,350,014; (Fully collateralized by U.S. government agency obligations, 1.250% due 9/28/16; Market value — $1,377,000)	0.190%	1/2/13	1,350,000	1,350,000
Total Repurchase Agreements (Cost — $2,700,000)				2,700,000
Total Short-Term Investments (Cost — $2,799,950)				2,799,967
Total Investments — 107.9% (Cost — $23,866,506#)				23,861,520
Liabilities in Excess of Other Assets — (7.9)%				(1,747,127)
Total Net Assets — 100.0%				$22,114,393

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	25

Western Asset Variable Strategic Bond Portfolio

(b)	The coupon payment on these securities is currently in default as of December 31, 2012.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Value is less than $1.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $23,874,237.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

26	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $21,166,506)	$21,161,520
Repurchase agreements, at value (Cost — $2,700,000)	2,700,000
Foreign currency, at value (Cost — $46,988)	48,346
Cash	1,056,854
Receivable for securities sold	759,025
Interest receivable	139,373
Deposits with brokers for open futures contracts	27,295
Unrealized appreciation on forward foreign currency contracts	18,384
Receivable from broker — variation margin on open futures contracts	4,318
Swaps, at value (premiums paid — $7,304)	4,060
Principal paydown receivable	2,256
Receivable for open swap contracts	3
Prepaid expenses	786
Total Assets	25,922,220

Liabilities:
Payable for securities purchased	3,704,544
Unrealized depreciation on forward foreign currency contracts	21,344
Investment management fee payable	11,804
Swaps, at value (premiums received — $7,554)	4,134
Payable for Portfolio shares repurchased	2,018
Payable for open swap contracts	170
Accrued expenses	63,813
Total Liabilities	3,807,827
Total Net Assets	$22,114,393

Net Assets:
Par value (Note 5)	$21
Paid-in capital in excess of par value	24,749,228
Overdistributed net investment income	(39,984)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(2,598,982)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	4,110
Total Net Assets	$22,114,393

Shares Outstanding:
Class I	2,136,846

Net Asset Value:
Class I	$10.35

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	27

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$663,453
Dividends	4,533
Total Investment Income	667,986

Expenses:
Investment management fee (Note 2)	144,953
Audit and tax	40,597
Shareholder reports	31,270
Legal fees	14,606
Transfer agent fees	6,375
Fund accounting fees	2,276
Insurance	1,216
Custody fees	1,034
Trustees’ fees	392
Miscellaneous expenses	497
Total Expenses	243,216
Less: Fee waivers and/or expense reimbursements (Note 2)	(20,212)
Net Expenses	223,004
Net Investment Income	444,982

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(234,168)
Futures contracts	(50,620)
Written options	35,672
Swap contracts	(27,008)
Foreign currency transactions	26,425
Net Realized Loss	(249,699)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,498,059
Futures contracts	5,771
Written options	(140)
Swap contracts	2,472
Foreign currencies	(26,122)
Change in Net Unrealized Appreciation (Depreciation)	1,480,040
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	1,230,341
Increase in Net Assets from Operations	$1,675,323

See Notes to Financial Statements.

28	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$444,982	$785,750
Net realized loss	(249,699)	(1,943,848)
Change in net unrealized appreciation (depreciation)	1,480,040	3,407,314
Increase in Net Assets From Operations	1,675,323	2,249,216

Distributions to Shareholders From (Note 1):
Net investment income	(614,130)	(1,040,005)
Decrease in Net Assets From Distributions to Shareholders	(614,130)	(1,040,005)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	4,968,882	6,467,814
Reinvestment of distributions	614,130	1,040,005
Cost of shares repurchased	(5,737,370)	(41,775,603)
Decrease in Net Assets From Portfolio Share Transactions	(154,358)	(34,267,784)
Increase (Decrease) in Net Assets	906,835	(33,058,573)

Net Assets:
Beginning of year	21,207,558	54,266,131
End of year*	$22,114,393	$21,207,558
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(39,984)	$42,589

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$9.87	$9.57	$8.80	$7.59	$9.93

Income (loss) from operations:
Net investment income	0.20	0.25	0.31	0.37	0.47
Net realized and unrealized gain (loss)	0.56	0.40	0.73	1.31	(2.20)
Total income (loss) from operations	0.76	0.65	1.04	1.68	(1.73)

Less distributions from:
Net investment income	(0.28)	(0.35)	(0.27)	(0.39)	(0.61)
Net realized gains	—	—	—	(0.08)	—
Total distributions	(0.28)	(0.35)	(0.27)	(0.47)	(0.61)

Net asset value, end of year	$10.35	$9.87	$9.57	$8.80	$7.59
Total return[2]	7.77%	6.87%	11.82%	22.29%	(17.35)%

Net assets, end of year (000s)	$22,114	$21,208	$54,266	$54,167	$49,894

Ratios to average net assets:
Gross expenses	1.09%	0.99%	0.90%	0.96%	0.91%
Net expenses[3,4]	1.00 [5]	0.98 [5]	0.90	0.96	0.91 [5]
Net investment income	2.00	2.50	3.29	4.48	5.15

Portfolio turnover rate[6]	152%	224%	224%	76%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 453%, 793%, 685%, 316% and 377% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

30	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Strategic Bond Portfolio (formerly, Legg Mason Western Asset Variable Strategic Bond Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

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The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

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Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$7,092,629	$0	*	$7,092,629
Asset-backed securities	—	753,721	—		753,721
Collateralized mortgage obligations	—	2,659,613	—		2,659,613
Mortgage-backed securities	—	5,794,936	—		5,794,936
Sovereign bonds	—	534,205	—		534,205
U.S. government & agency obligations	—	4,119,856	—		4,119,856
U.S. Treasury inflation protected securities	—	67,465	—		67,465
Preferred stocks	$23,017	—	—		23,017
Purchased options	1,703	—	—		1,703
Warrants	—	14,408	—		14,408
Total long-term investments	$24,720	$21,036,833	$0	*	$21,061,553
Short-term investments†	—	2,799,967	—		2,799,967
Total investments	$24,720	$23,836,800	$0	*	$23,861,520
Other financial instruments:
Futures contracts	$10,663	—	—		$10,663
Forward foreign currency contracts	—	$18,384	—		18,384
Interest rate swaps	—	329	—		329
Credit default swaps on credit indices — buy protection‡	—	3,731	—		3,731
Total other financial instruments	$10,663	$22,444	—		$33,107
Total	$35,383	$23,859,244	$0	*	$23,894,627

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts	$141	—	—	$141
Forward foreign currency contracts	—	$21,344	—	21,344
Credit default swaps on credit indices —sell protection‡	—	4,134	—	4,134
Total	$141	$25,478	—	$25,619

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

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(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net

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Notes to financial statements (cont’d)

variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

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When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

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Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Loan participations. The Portfolio invests in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

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Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the total notional value of all credit default swaps to sell protection is $218,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a

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Notes to financial statements (cont’d)

deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

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Notes to financial statements (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Portfolio held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $25,478. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

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(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per shares. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$86,575	$(86,575)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

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Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited provides certain subadvisory services to the Portfolio relating currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $20,212.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	43

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,533,482	$92,243,732
Sales	3,621,947	92,199,018

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,015,813
Gross unrealized depreciation	(1,028,530)
Net unrealized depreciation	$(12,717)

At December 31, 2012, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day eurodollar	4	6/14	$995,263	$995,500	$237
Contracts to Sell:
90-day eurodollar	4	6/15	993,087	993,100	(13)
U.S. treasury 5-year notes	1	3/13	124,286	124,414	(128)
U.S. treasury 10-year notes	10	3/13	1,333,249	1,327,813	5,436
U.S. treasury 30-year bonds	3	3/13	447,490	442,500	4,990
					10,285
Net unrealized gain on open futures contracts					$10,522

During the year ended December 31, 2012, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	3	$853
Options written	4,111,261	54,222
Options closed	(1,565,239)	(37,322)
Options exercised	—	—
Options expired	(2,546,025)	(17,753)
Written options, outstanding as of December 31, 2012	—	—

At December 31, 2012, the Portfolio held TBA securities with a total cost of $3,066,269.

44	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

At December 31, 2012, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$196,955	1/25/13	$(70)
Contracts to Sell:
British Pound	UBS AG	149,000	242,013	2/15/13	(3,536)
Canadian Dollar	Morgan Stanley & Co.	196,000	196,869	2/15/13	(272)
Euro	UBS AG	497,756	657,258	2/15/13	(17,466)
Japanese Yen	Morgan Stanley & Co.	28,135,000	324,857	2/15/13	18,384
					(2,890)
Net unrealized loss on open forward foreign currency contracts					$(2,960)

At December 31, 2012, the Portfolio held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Portfolio†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase Bank	$980,000	12/31/14	0.365% semi-annually	3-Month LIBOR-BBA	—	$329

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX BNP Paribas (Markit CDX.NA.HY.19 Index)	$100,000	12/20/17	0.050% quarterly	$(306)	$(192)	$(114)
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	55,000	3/15/49	0.070% monthly	(1,674)	(3,151)	1,477
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	10,000	2/17/51	0.350% monthly	(435)	(798)	363
Credit Suisse First Boston Inc. (CMBX NA AM 1)	4,000	10/12/52	0.500% monthly	(152)	(358)	206
Goldman Sachs Group Inc. (CMBX NA AM 1)	10,000	10/12/52	0.500% monthly	(380)	(893)	513
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	10,000	3/15/49	0.070% monthly	(304)	(536)	232
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	29,000	3/15/49	0.070% monthly	(883)	(1,626)	743
Total	$218,000			$(4,134)	$(7,554)	$3,420

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	45

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$19,825	10/12/52	0.100% monthly	$398	$778	$(380)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	53,528	10/12/52	0.100% monthly	1,071	2,340	(1,269)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	76,327	10/12/52	0.100% monthly	1,528	2,891	(1,363)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	11,895	10/12/52	0.100% monthly	238	474	(236)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	24,781	10/12/52	0.100% monthly	496	821	(325)
Total	$186,356			$3,731	$7,304	$(3,573)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,703	—	—	$1,703
Futures contracts[3]	10,663	—	—	10,663
Swap contracts[4]	329	—	$3,731	4,060
Forward foreign currency contracts	—	$18,384	—	18,384
Total	$12,695	$18,384	$3,731	$34,810

46	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$141	—	—	$141
Swap contracts[4]	—	—	$4,134	4,134
Forward foreign currency contracts	—	$21,344	—	21,344
Total	$141	$21,344	$4,134	$25,619

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(14,958)	—	$(9,523)	$(24,481)
Written options	20,544	—	15,128	35,672
Futures contracts	(50,620)	—	—	(50,620)
Swap contracts	(24,488)	—	(2,520)	(27,008)
Forward foreign currency contracts	—	$29,180	—	29,180
Total	$(69,522)	$29,180	$3,085	$(37,257)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$2,616	—	—	$2,616
Written options	(140)	—	—	(140)
Futures contracts	5,771	—	—	5,771
Swap contracts	1,968	—	$504	2,472
Forward foreign currency contracts	—	$(28,664)	—	(28,664)
Total	$10,215	$(28,664)	$504	$(17,945)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	47

During the year ended December 31, 2012, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$7,625
Written options†	6,245
Futures contracts (to buy)	918,118
Futures contracts (to sell)	3,378,004
Forward foreign currency contracts (to buy)	195,772
Forward foreign currency contracts (to sell)	915,839

Average Notional Balance
Interest rate swap contracts	$859,231
Credit default swap contracts (to buy protection)	224,207
Credit default swap contracts (to sell protection)	174,538
Total return swap contracts†	32,351

†	At December 31, 2012, there were no open positions held in this derivative.

5. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Class I
Shares sold	486,509	652,901
Shares issued on reinvestment	59,727	106,384
Shares repurchased	(558,650)	(4,278,517)
Net decrease	(12,414)	(3,519,232)

48	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$614,130	$1,040,005

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$47,461
Capital loss carryforward*	(2,571,300)
Other book/tax temporary differences(a)	(107,396)
Unrealized appreciation (depreciation)(b)	(3,621)
Total accumulated earnings (losses) — net	$(2,634,856)

*	As of December 31, 2012, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(1,005,623)**
12/31/2017	(1,138,446)
12/31/2018	(427,231)
$(2,571,300)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in

Western Asset Variable Strategic Bond Portfolio 2012 Annual Report	49

connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

50	Western Asset Variable Strategic Bond Portfolio 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Variable Strategic Bond Portfolio (formerly, Legg Mason Western Asset Variable Strategic Bond Portfolio), (the “Portfolio”), a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Strategic Bond Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2013

Western Asset Variable Strategic Bond Portfolio	51

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Variable Strategic Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and the presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

52	Western Asset Variable Strategic Bond Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of the portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as general bond funds underlying

Western Asset Variable Strategic Bond Portfolio	53

variable insurance products, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2012 was above the median and its performance for the 5- and 10-year periods ended June 30, 2012 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as general bond funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s

54	Western Asset Variable Strategic Bond Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

expenses and noted the size of the Fund. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was at the median of the expense group.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Variable Strategic Bond Portfolio	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

56	Western Asset Variable Strategic Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Western Asset Variable Strategic Bond Portfolio	57

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011)

58	Western Asset Variable Strategic Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Western Asset Variable Strategic Bond Portfolio	59

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

60	Western Asset Variable Strategic Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Variable Strategic Bond Portfolio	61

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset

Variable Strategic Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Variable Strategic Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Strategic Bond Portfolio

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Strategic Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04118 2/13 SR13-1849

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $96,000 in December 31, 2011 and $99,000 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,300, in December 31, 2011 and $10,600 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in December 31, 2012.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Variable Income Trust

Date:	February 25, 2013